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                                                                     Exhibit 1.1

                               LIFE RE CORPORATION

                            LIFE RE CAPITAL TRUST II

             .....% ADJUSTABLE CONVERSION-RATE EQUITY SECURITY UNITS

                      (STATED AMOUNT $........... PER UNIT)

                             UNDERWRITING AGREEMENT

                                                    .......................,1998

Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         Life Re Corporation, a Delaware corporation (the "Company"), and the several Underwriters named in Schedule I hereto (the "Underwriters") propose, subject to the terms and conditions stated herein, to enter into the Purchase Contracts referred to in the Master Unit Agreement (herein so called) to be dated as of .................., 1998, between the Company and
 ............................................, as Master Unit Agent (the "Unit
Agent"), underlying an aggregate of 1,500,000 ......% Adjustable Conversion-rate
Equity Security Units (the "Firm Securities"). In connection therewith, Life Re Capital Trust II (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act"), and the Company propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters an aggregate liquidation amount of
$1,500,000 .....% Quarterly Income Preferred Securities (liquidation amount
$...... per QUIP) (the "QUIPS(sm)") representing undivided preferred beneficial interests in the assets of the Trust, which will be guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent that the Trust has funds on hand legally available therefor, as set forth in a guarantee agreement (the "Guarantee Agreement") among the Company and The Bank of New York, as trustee (the "Guarantee Trustee"). Further in connection therewith the Underwriters will, on behalf of the initial holders of the Units (as defined herein), sell Call Options (the "Call Options") to Goldman, Sachs & Co. (in its capacity as the holder of the Call Options, the "Call Option Holder") which will entitle the Call Option Holder to acquire such QUIPS (or Junior Subordinated Debentures substituted therefore), on or before the Call Option Expiration Date (as defined in the Call Options), in exchange for the Aggregate Consideration Deliverable on Exercise of the Call Options (as defined in the Call Options). In connection with the Master Unit Agreement and the Call Options, pursuant to the Pledge Agreement, to be dated as of .................................., 1998 (the "Pledge Agreement"),
among the Company, the Unit Agent, the Call Option Holder and __________, as collateral agent (the "Collateral Agent"), the QUIPS underlying the Units will be pledged by the Unit Agent on behalf of the holders of the Units to secure the holders' obligations to the Company and the Call Option Holder under the Purchase Contract and Call Option underlying such Unit. The rights to
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purchase newly issued common stock, par value $.001 per share, of the Company
(the "Common Stock") under a Purchase Contract, together with the QUIPS or other Pledged Securities securing such Purchase Contract, subject to (a) the obligations owed to the Company under such Purchase Contract, (b) the obligations owed to the Call Option Holder under the Call Option relating to such QUIPS or other Pledged Securities and (c) the pledge arrangements under the Pledge Agreement securing the foregoing obligations, collectively constitute an Adjustable Conversion-rate Equity Security Units (a "Unit"). In addition, subject to the terms and conditions herein, the Company proposes to grant the Underwriters an option to enter into Purchase Contracts underlying up to 225,000 additional Units and the Trust and the Company propose to grant the Underwriters an option to purchase up to 225,000 additional QUIPS, and, in the event the Underwriters enter into any such additional Purchase Contracts, the Underwriters propose to purchase a number of additional QUIPS equal to such number of additional Purchase Contracts, pledge such QUIPS to the Collateral Agent and sell Call Options relating to such QUIPS to the Call Option Holder (the Units resulting therefrom being the "Optional Securities"). The Firm Securities and any Optional Securities purchased by the Underwriters are herein called the "Securities".

      The proceeds of the sale of the QUIPS and of the common securities of the Trust (the "Common Trust Securities" and, together with the QUIPS, the "Trust Securities") to be sold by the Trust to the Company are to be invested in __% Junior Subordinated Debentures (the "Junior Subordinated Debentures") of the Company to be issued pursuant to an Indenture (the "Indenture") among the Company and The Bank of New York, as trustee (the "Debenture Trustee"). The Trust Securities will be issued pursuant to, and be governed by the Amended and
Restated Declaration, dated as of ....................., 1998 (the
"Declaration") among the Company, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as the Delaware Trustee (the "Delaware Trustee"), the Administrators named therein and the holders from time to time of the beneficial interests in the assets of the Trust. The Declaration will be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

      Concurrently with the transactions contemplated by this Agreement, the Company and certain stockholders of the Company are entering into underwriting agreements pursuant to which the Company proposes to issue and sell an aggregate 3,300,000 shares of Common Stock and certain stockholders of the Company propose to sell up to an aggregate of 725,000 shares of Common Stock to the underwriters that are the parties to such underwriting agreements. Such transactions are collectively referred to herein as the "Other Offering".

      Capitalized terms used herein without definition shall be used as defined in the Prospectus.

      1. The Company and the Trust, jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

            (a) A registration statement on Form S-3 (File No. 333-46213) (the "Initial Registration Statement") in respect of the Securities, including the Purchase Contracts underlying the Securities, the shares of Common Stock (the "Shares") to be purchased upon settlement of the Purchase Contracts underlying such Securities, the QUIPS, the Junior Subordinated Debentures, the Guarantee and the Call Options, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated


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         by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or hereafter becomes effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in


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      reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein either (i) in the case of the Registration Statement or any amendment thereto, not misleading or (ii) in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or increase in long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development that could reasonably be expected to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;


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            (f) The Company and its subsidiaries have good title in fee simple to all real property and good title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

            (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and insurance regulatory) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for those failures to be so qualified or in good standing in any such jurisdiction that would not individually or in the aggregate have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"); and each Significant Subsidiary (as defined in Section (1)(aa)) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

            (h) The Company has made all required filings under applicable insurance holding company statutes, and has received approvals of acquisition of control and/or affiliate transactions, in each jurisdiction in which such filings or approvals are required, except (i) where the failure to have made such filings or receive such approvals in any such jurisdiction would not have, individually or in the aggregate, a Material Adverse Effect or (ii) in the case of pending acquisitions, in which case such filings have been made or such approvals have been applied for; each of the Company's subsidiaries that is required to be organized and licensed as an insurance company in its jurisdiction of incorporation is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation, and each such subsidiary is duly licensed or authorized as an insurer in each other jurisdiction in which such licensing or authorization is required, except where the failure to be so licensed or authorized in any such jurisdiction would not have, individually or in the aggregate, a Material Adverse Effect; the Company and each of its subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications of and from all insurance regulatory and other governmental authorities to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications would not have, individually or in the aggregate, a Material Adverse Effect; each of the Company and each of its subsidiaries that engages in the insurance business have fulfilled and performed all obligations necessary to maintain the insurance licenses ("Insurance Licenses") from the insurance regulatory agencies of the various jurisdictions where it conducts business


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         except where the failure to so fulfill or perform would not, individually or in the aggregate, have a Material Adverse Effect; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such license, certificate or permit (including, without limitation, the Insurance Licenses), the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and except as disclosed in the Prospectus, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary to its parent which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (i) The Company and each of its subsidiaries that is an insurance company is in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to the Company and each such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not, individually or in the aggregate, have a Material Adverse Effect;

                  (j) At September 30, 1997, the Company had an authorized capitalization as set forth in the column entitled "actual" under the caption "Capitalization" in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description of the Common Stock incorporated by reference in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (k) All retrocessional treaties and arrangements to which any of the subsidiaries of the Company is a party are in full force and effect and none of the subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not, individually or in the aggregate, have a Material Adverse Effect; none of the Significant Subsidiaries of the Company has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform in any material respect such treaty, contract or agreement and, to the best knowledge of the Company, the Company has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement;

                  (l) The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Master Unit Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Master Unit Agreement, will be validly issued and fully paid and non-assessable and will conform to the description of the Common Stock incorporated by reference in the Prospectus;


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                  (m) The entry into the Purchase Contracts underlying the Firm
         Securities and the Optional Securities by the Company, the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the issue and sale of the Junior Subordinated Debentures underlying such Trust Securities by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company and the Trust, as applicable, with the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, the Guarantee Agreement, the Declaration and the Indenture and the consummation of the transactions herein and therein contemplated and the Other Offering (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company and (iii) will not result in any violation of the provisions of any statute or any order, rule or regulation of any court, insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of clauses (i) and (iii) for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court, insurance regulatory authority or other governmental agency or body is required for the entry into the Purchase Contracts underlying the Firm Securities and the Optional Securities by the Company, the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the issue and sale of the Junior Subordinated Debentures underlying such Trust Securities by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company and the Trust, as applicable, with all of the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, the Guarantee Agreement, the Declaration or the Indenture or the consummation of the transactions herein or therein contemplated or the Other Offering except the registration under the Act of the Securities and the Shares to be issued upon settlement of the Purchase Contracts and the Stock to be issued in the Other Offering and the approval and registration of the Securities with the New York Stock Exchange and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or the Other Offering;

                  (n) The issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Trust Securities by the Trust, the purchase of the Junior Subordinated Debentures underlying such Trust Securities by the Trust, and the compliance by the Trust with all of the provisions of the Declaration and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such


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         action result in any violation of the provisions of any statute or any order, rule or regulation of any court, insurance regulatory authority or other governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court, insurance regulatory authority or other governmental agency or body is required for the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the purchase of the Junior Subordinated Debentures underlying such Trust Securities by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement or the Declaration, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (o) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority to enter into this Agreement and to perform its obligations; the Trust has conducted no business to date other than as contemplated by this Agreement and the Declaration; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration, and the agreements and instruments contemplated by the Declaration and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Prospectus; based on current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature; and the Declaration has been duly qualified under the Trust Indenture Act;

                  (p) The Purchase Contracts underlying the Firm Securities and the Optional have been duly and authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding instruments, enforceable in accordance with their terms, subject, as the enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contracts will conform to the descriptions thereof in the Prospectus;

                  (q) The Master Unit Agreement, and the Pledge Agreement, have been duly authorized by the Company and, when executed and delivered by the other parties thereto, will constitute a valid and binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (r) The QUIPS underlying the Firm Securities and the Optional Securities have been duly authorized, and, when issued, delivered and paid for pursuant to this Agreement, will have been validly issued and fully paid and non-assessable beneficial interests in the Trust entitled to the benefits of the Declaration and will conform to the description of the QUIPS contained in the Prospectus; the holders of the QUIPS will be entitled to the same limitation of personal liability extended to stockholders of private


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      corporations for profit organized under the General Corporation Law of the
      State of Delaware;

            (s) The Common Trust Securities have been duly authorized and at each Time of Delivery (as defined herein), will be validly issued and fully paid and non-assessable beneficial interests in the assets of the Trust; the issuance of the Common Trust Securities is not subject to preemptive or other similar rights; and at each Time of Delivery, all of the issued and outstanding Common Trust Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Common Trust Securities and the QUIPS are the only interests authorized to be issued by the Trust;

            (t) The Guarantee Agreement, the Declaration, the Indenture and the Junior Subordinated Debentures, each have been duly authorized and at each Time of Delivery, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Junior Subordinated Debentures will be entitled to the benefits of the Indenture; and the Guarantee Agreement, the Declaration, the Indenture and the Junior Subordinated Debentures will conform to the descriptions thereof in the Prospectus;

            (u) Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except in the case of clause (ii) for such defaults that, individually or in the aggregate, would not have a Material Adverse Effect;

            (v) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

            (w) No "forward looking statement" (as defined in Rule 175 under the Act) contained in the Registration Statement, any Preliminary Prospectus or the Prospectus was made or reaffirmed without a reasonable basis or was disclosed other than in good faith;

            (x) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Securities, neither will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (y) None of the Company, any of its affiliates or the Trust, does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes (Chapter 92-128, Laws of Florida);


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            (z)  Ernst & Young, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants within the meaning of Regulation S-X under the Act and the rules and regulations of the Commission thereunder; and

            (aa) Each of TexasRe Life Insurance Company ("TexasRe"), Life Reassurance Corporation of America ("Life Reassurance"), Reassure America Life Insurance Company ("REALIC") and American Merchants Life Insurance Company ("AML") is referred to herein as a "Significant Subsidiary"; all of the other subsidiaries of the Company in the aggregate do not constitute a "Significant Subsidiary" as defined in Regulation S-X under the Act;

      2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Underwriters, severally and not jointly, agree to enter into the Purchase Contracts underlying the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto, (b) the Company and the Trust agree that the Trust will sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $______ per QUIPS, the number of QUIPS underlying the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule 1 hereto, and (c) in the event and to the extent that the Underwriters shall exercise the election to enter into additional Purchase Contracts underlying Optional Securities as provided below, the Company and each of the Underwriters, severally and not jointly, agree to enter into that number of additional Purchase Contracts as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Purchase Contracts) determined by multiplying such number of additional Purchase Contracts by a fraction, the numerator of which is the maximum number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities set forth in total opposite the names of all such Underwriters in
Schedule I hereto and the Company and the Trust agree that the Trust will sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price set forth in clause (a) of this Section 2, a number of QUIPS equal to such number of additional Purchase Contracts.

      The Company hereby grants to the Underwriters the right to enter into at their election up to 225,000 Purchase Contracts underlying Optional Securities and the Company and the Trust hereby grant the Underwriters the right to purchase from the Trust at their election up to 225,000 QUIPS, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to enter into such additional Purchase Contracts and purchase such QUIPS may be exercised only by written notice from you to the Company and the Trust, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of such additional Purchase Contracts to be entered into and QUIPS to be purchased (which shall be an identical number) and the date on which the related Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      The Underwriters agree to pledge to the Collateral Agent the QUIPS underlying the Firm Securities and the Optional Securities with respect to which the Company and the Underwriters have entered into Purchase Contracts. Such pledge shall be effected by the delivery to the

Collateral Agent in New York by the Underwriters of the QUIPS to be pledged at the appropriate Time of Delivery (as defined below) in accordance with the Pledge Agreement.

      The Underwriters further agree to sell, on behalf of the initial purchasers of the Units, to the Call Option Holder a Call Option with respect to each Security purchased at a purchase price of $______ per Call Option at the appropriate Time of Delivery.

      Unless the context otherwise requires, for purposes of this Agreement, the act of entering into a Purchase Contract underlying a Security, purchasing a QUIPS underlying a Security and selling a Call Option with respect to such QUIPS shall be referred to as a "purchase" of such Security.

      3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

      4. (a) The Securities to be purchased by each Underwriter to be purchased by each Underwriter hereunder will be represented by one or more definitive global Units in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian and delivered to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price by certified or official bank check or checks, payable to the order of, or by wire transfer to the account designated by, the Trust, in immediately available (same day) funds and delivery to the Collateral Agent of the QUIPS relating to such Securities. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on
      ....................., 1998 or such other time and date as Goldman, Sachs
      & Co. and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

            (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5. The Company and the Trust jointly and severally agree with each of the Underwriters:

            (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities and insurance securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to or take any action that would subject the Company to service of process in any jurisdiction or taxation in any jurisdiction where it is not now subject;

            (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

            (d) If the Company and the Trust elect to rely upon Rule 462(b), the Company and the Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

            (e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (f) During the period beginning from the date of the Prospectus and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and in connection with the Other Offering, any Common Stock or securities of the Company that are substantially similar to the Common Stock, or which are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities other than (i) pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement and (ii) shares of Common Stock or such other securities issued as consideration in future acquisitions as long as either the entity to which the Company is issuing consideration for such acquisitions or, in the case of consideration being paid to shareholders of the acquired entity, all of the executive officers, directors, other affiliates and shareholders owning 5% or more of the equity of the entity being acquired have agreed in writing to such 180-day restriction, without your prior written consent;

            (g) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

            (h) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

            (i) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

            (j) To use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange (the "Exchange").

      6. The Company and the Trust jointly and severally covenant and agree with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Securities; (v) all fees and expenses in connection with listing the Securities on the Exchange; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities;
(vii) the fees and expenses of the Trust and the trustees thereunder incident to the performance by the Trust of its obligations hereunder; (viii) the fees and expenses of the Unit Agent, Collateral Agent and Debenture Trustee and any agent of the Unit Agent, Collateral Agent and Debenture Trustee and the fees and disbursements of any counsel for the Unit Agent, Collateral Agent or Trustee in connection with the Master Unit Agreement, the Pledge Agreement, the Call Option Agreement, the Indenture and the Junior Subordinated Debentures, as the case may be; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties of the Company and the Trust herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Trust shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5 (a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement;

            (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, this Agreement, the validity of the Securities being delivered at such Time of Delivery, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Weil, Gotshal & Manges LLP, counsel for the Company, shall have furnished to you their written opinion (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and to carry on its business as described in the Prospectus;

                  (ii) The authorized capital stock of the Company consists of 40,000,000 shares of common stock, par value $.001 per share. Based solely upon such counsel's review of (A) a certificate of the Company's transfer agent and (B) the minute books of the Company in the form provided to such counsel, as of September 30, 1997, there were 15,830,785 shares of common stock issued of which [2,196,469] shares were treasury stock and [13,634,316] were outstanding. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. The Common Stock to be issued pursuant to this Agreement have been duly authorized, validly issued, fully paid and non-assessable;

                  (iii) The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Master Unit Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Master Unit Agreement, will be validly issued and fully paid and non-assessable and will conform to the description of the Common Stock incorporated by reference in the Prospectus;

                  (iv) The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure of the Company to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they are relying upon such opinions and certificates);

                  (v) Each Significant Subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; and all of the outstanding shares of capital stock of each of TexasRe, Life Reassurance and REALIC, and 79% of the outstanding shares of capital stock of AML are duly authorized, validly issued, fully paid and non-assessable, and are owned of record by the Company or its directly or indirectly wholly owned subsidiary and, to such counsel's knowledge, beneficially by the Company, free and clear, to such counsel's knowledge , of all liens, claims and other encumbrances (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they are relying upon such opinions and certificates);

                  (vi) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                  (vii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or overtly threatened against the Company or any of its subsidiaries which, if adversely determined, would have a Material Adverse Effect;

                  (viii) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and the Trust. This Agreement has been duly executed and delivered by the Company and the Trust;

                  (ix) The Master Unit Agreement, the Purchase Contracts underlying the Securities being delivered at such Time of Delivery and the Pledge Agreement have been duly authorized, executed and delivered by the Company and each is a valid and legally binding agreement of the Company (and together they create, to the extent provided therein, a valid interest of the holders of the Securities in the QUIPS) enforceable against the Company in accordance with its terms, (except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity, provided, however, that the rights and remedies of the Unit Agent and the Collateral Agent provided in Sections [402] and [508] of the Master Unit Agreement and Section [4(a)] of the Pledge Agreement upon the occurrence of a Termination Event will not be limited under the Bankruptcy Code (11 U.S.C. 101 et seq.) as a consequence of Section 365(e)(2) thereof; the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts and Call Options constituting part of such Securities, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Securities;

                  (x) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority to enter into this Agreement and to perform its obligations; based on current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Declaration has been duly qualified under the Trust Indenture Act;

                  (xi) The QUIPS underlying the Firm Securities and the Optional Securities have been duly authorized, and are duly and validly issued and fully paid and non-assessable beneficial interests in the Trust entitled to the benefits of the

            Declaration and conform to the description of the QUIPS contained in the Prospectus; the holders of the QUIPS are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                  (xii) The Common Trust Securities have been authorized and are duly and validly issued and fully paid and non-assessable beneficial interests in the assets of the Trust; the issuance of the Common Trust Securities is not subject to preemptive or other similar rights; and all of the issued and outstanding Common Trust Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Common Trust Securities and the QUIPS are the only interests authorized to be issued by the Trust;

                  (xiii) The Guarantee Agreement, the Declaration, the Indenture
            and the Junior Subordinated Debentures, each have been duly authorized and constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Junior Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantee Agreement, the Declaration, the Indenture and the Junior Subordinated Debentures conform to the descriptions thereof in the Prospectus;

                  (xiv) The entry into the Purchase Contracts underlying the Firm Securities and the Optional Securities by the Company, the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the issue and sale of the Junior Subordinated Debentures underlying such Trust Securities by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company and the Trust, as applicable, with the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, the Guarantee Agreement, the Declaration and the Indenture and the consummation of the transactions contemplated herein and therein and the Other Offering will not conflict with, constitute a default under or violate any of the terms or provisions of, any material document, agreement or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, nor will such action violate the provisions of the Certificate of Incorporation or By-laws of the Company or any New York, Delaware corporate or federal law or regulation (other than state or foreign securities or Blue Sky laws, as to which such counsel need not express an opinion) or any judgment, writ, injunction, decree, order or ruling known to such counsel of any court, insurance regulatory authority or other governmental authority binding on the Company or any of its subsidiaries; no consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware or federal government authority is required for the entry into the Purchase Contracts underlying the Firm Securities and the Optional Securities by the Company, the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the issue and sale of the Junior Subordinated Debentures underlying such Trust Securities by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company and the Trust, as applicable, with all of the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, the Guarantee Agreement, the Declaration or the Indenture or the consummation of the transactions herein or therein contemplated or the Other Offering except for those already obtained and for such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or the Other Offering;

                  (xv) The issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Trust Securities by the Trust, the purchase of the Junior Subordinated Debentures underlying such Trust Securities by the Trust, and the compliance by the Trust with all of the provisions of the Declaration and this Agreement, and the consummation of the transactions contemplated herein and therein will not conflict with, constitute a default under or violate of any of the terms or provisions of, any material document, agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust is bound, nor will such action violate the provisions of the Declaration of the Trust or any New York, Delaware corporate or federal law or regulation (other than state or foreign securities or Blue Sky laws, as to which such counsel need not express an opinion) or any judgment, writ, injunction, decree, order or ruling known to such counsel of any court, insurance regulatory authority or other governmental authority binding on the Trust; and no consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware or federal governmental authority is required for the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the purchase of the Junior Subordinated Debentures underlying such Trust Securities by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement or the Declaration, except for those already obtained and for such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (xvi) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xvii) To the best of such counsel's knowledge, the Company has made all required filings under applicable insurance holding company statutes, and has received approvals of acquisition of control and/or affiliate transactions, in each jurisdiction in which such filings or approvals are required, except where the failure to have made such filings or to receive such approvals in any such jurisdiction would not have, individually or in the aggregate, a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; each of the Company's subsidiaries that is required to be organized and licensed as an insurance company in its jurisdiction of incorporation is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation, and each such subsidiary is duly licensed or authorized as an insurer in each other jurisdiction in which such licensing or authorization is required, except where the failure to be so licensed or authorized in any such jurisdiction would not have, individually or in the aggregate, a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; the Company and each of its subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications of and from all insurance regulatory and other governmental authorities to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications would not, individually or in the aggregate, have a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; each of the Company and each of its subsidiaries that engages in the insurance business have fulfilled and performed all obligations necessary to maintain the Insurance Licenses from the insurance regulatory agencies of the various jurisdictions where it conducts business; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that may reasonably be expected to lead to the revocation, termination or suspension of any such license, certificate or permit (including, without limitation, the Insurance Licenses), the revocation, termination or suspension of which would have, individually or in the aggregate, a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; and except as disclosed in the Prospectus, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary to its parent which could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole;

                  (xviii) Each of the Company's subsidiaries that is an
            insurance company and, to the best of such counsel's knowledge, the Company, is in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to the Company and each such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole;

                  (xix) To the best of such counsel's knowledge, all retrocessional treaties and arrangements to which any of the subsidiaries of the Company is a party are in full force and effect and none of the subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not, individually or in the aggregate, have a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; none of the subsidiaries of the Company has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform in any material respect such treaty, contract or agreement and, to the best knowledge of such counsel, such counsel has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement;

                  (xx) Neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                  (xxi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company and the Trust prior to such Time of Delivery (other than the financial statements and related schedules therein and the other financial and accounting data included or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission, appear on their face to have complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and

                  (xxii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company and the Trust prior to such Time of Delivery (other than the financial statements and related schedules therein and the other financial and accounting data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

                  Such counsel shall also have furnished a written statement addressed to the Underwriters to the effect that such counsel has participated in conferences with directors, officers and other representatives of the Company and the Trust, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and although such counsel have not independently verified and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, no facts have come to such counsel's attention which lead such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company and the Trust prior to such Time of Delivery (other than the financial statements and related schedules therein and the other financial and accounting data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that, as of its date or as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company and the Trust prior to such Time of Delivery (other than the financial statements and related schedules therein and the other financial and accounting data included or incorporated by reference therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading

      In rendering such opinion, such counsel may state that its opinions are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States and that such counsel express no opinion as to the laws of any other jurisdiction.

      (d) W. Weldon Wilson, General Counsel of the Company, shall have furnished to you his written opinion (a draft of such opinion is attached hereto as Annex II(b)) dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (ii) The entry into the Purchase Contracts underlying the Firm Securities and the Optional Securities by the Company, the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the issue and sale of the Junior Subordinated Debentures underlying such Trust Securities by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company and the Trust, as applicable, with all of the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, the Guarantee Agreement, the Declaration and the Indenture and the consummation of the transactions herein and therein contemplated and the Other Offering will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court, insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the entry into the Purchase Contracts underlying the Firm Securities and the Optional Securities by the Company, the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the issue and sale of the Junior Subordinated Debentures underlying such Trust Securities by the Company, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company and the Trust, as applicable, with all of the provisions of this Agreement, such Purchase Contracts, the Master Unit Agreement, the Pledge Agreement, the Guarantee Agreement, the Declaration or the Indenture or the consummation of the transactions herein or therein contemplated or the Other Offering except for those already obtained and for such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or the Other Offering;

            (iii) The issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Trust Securities by the Trust, the purchase of the Junior Subordinated Debentures underlying such Trust Securities by the Trust, and the compliance by the Trust with all of the provisions of the Declaration and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court, insurance regulatory authority or other governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court, insurance regulatory authority or other governmental agency or body is required for the issue and sale of the QUIPS underlying the Firm Securities and the Optional Securities and the Common Securities by the Trust, the purchase of the Junior Subordinated Debentures underlying such Trust Securities by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement or the Declaration, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

            (iv) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

            (v) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

            (vi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

      (e) Sullivan & Cromwell, special tax counsel for the Company and the Underwriters, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that the discussion set forth in the Prospectus under the heading "Certain Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects;

      (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

      (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
(ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or increase in long-term debt of the Company or any of its subsidiaries, or any change, or any development that could reasonably be expected to involve a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the financial strength or claims paying ability of the Company or any of its subsidiaries by either any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, or A.M. Best Company, Inc., and
      (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the financial strength or claims paying ability of the Company or any of its subsidiaries;

            (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or
      (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (j) The Securities shall have been duly listed, subject to notice of issuance, on the Exchange;

            (k) The Company and the Trust shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

            (l) The Company and the Trust shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Trust satisfactory to you as to the accuracy of the representations and warranties of the Company and the Trust herein at and as of such Time of Delivery, as to the performance by the Company and the Trust of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

      8. (a) Each of the Company and the Trust, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) Each Underwriter will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company and the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the purchase of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of the Company and the Trust under this Section 8 shall be in addition to any liability which the Company or the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Trust within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Trust or any officer or director or controlling person of the Company or the Trust, and shall survive delivery of and payment for the Securities.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Trust shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company and the Trust as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities (not so delivered), but the Company shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or the Trust shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company or the Trust set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,

                                         Life Re Corporation

                                         By:____________________________________
                                            Name:
                                            Title:

                                         Life Re Capital Trust II


                                         By:____________________________________
                                            Name:
                                            Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated


By:_____________________________________
         (Goldman, Sachs & Co.)

    On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                                         NUMBER OF
                                                                                                    OPTIONAL SECURITIES
                                                                             TOTAL NUMBER OF        TO BE DELIVERED IF
                              UNDERWRITER                                    FIRM SECURITIES          MAXIMUM OPTION
                                                                             TO BE DELIVERED             EXERCISED
Goldman, Sachs & Co....................................................
Donaldson, Lufkin & Jenrette Securities Corporation....................
Merrill Lynch, Pierce, Fenner & Smith Incorporated.....................
                                                                          ---------------------   -----------------------
                  Total................................................
                                                                          =====================   =======================

                                                                         ANNEX I


   Pursuant to Section 7 (e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                        3